Supplement Dated May 22, 2013
To the Current Prospectus and Statement of Additional Information

ING Simplicity Variable Annuity

Issued by ING USA Annuity and Life Insurance Company
Through Its Separate Account B

This supplement updates the prospectus and statement of additional information (“SAI”) for your variable annuity contract and any subsequent supplements thereto. Please read it carefully and keep it with your copy of the prospectus and SAI for future reference. If you have any questions, please call our Customer Service Center at 1-800-366-0066.

IMPORTANT INFORMATION REGARDING THE COMPANY

Information about the ING USA Annuity and Life Insurance Company found in your prospectus and/or Statement of Additional Information is deleted and replaced with the following:

ING USA Annuity and Life Insurance Company (“ING USA”) is an Iowa stock life insurance company, which was originally incorporated in Minnesota on January 2, 1973. Until May 7, 2013, ING USA was a wholly owned indirect subsidiary of ING Groep N.V. (“ING”), a global financial services holding company based in The Netherlands. ING USA is authorized to sell insurance and annuities in all states, except New York and the District of Columbia. The obligations under the Contract are solely the responsibility of ING USA Annuity and Life Insurance Company.

Pursuant to an agreement with the European Commission (“EC”), ING has agreed to divest itself of ING U.S., Inc. and its subsidiaries, including ING USA (collectively “ING U.S.”), which constitutes ING’s U.S.-based retirement, investment management and insurance operations. To effect this divestment, on May 7, 2013 ING completed an initial public offering
(“IPO”) of the common stock of ING U.S. While ING is currently the majority shareholder of the common stock of ING
U.S., pursuant to the agreement with the EC mentioned above ING is required to divest itself of at least 25% of ING U.S.
by the end of 2013, more than 50% by the end of 2014 and 100% by the end of 2016.

IMPORTANT INFORMATION REGARDING THE INVESTMENT PORTFOLIOS

The following table reflects an investment portfolio name change since the date of your last prospectus supplement.

Fund Name Change
Former Fund Name	New Fund Name
ING Invesco Van Kampen Equity and Income Portfolio	ING Invesco Equity and Income Portfolio

Open Investment Portfolios

During the accumulation phase, you may allocate your premium payments and contract value to any of the investment portfolios available under this Contract. You bear the entire investment risk for amounts you allocate to any investment portfolio, and you may lose your principal. There is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds.
Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the
Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the Investment Company Act of 1940.

The following table reflects the investment portfolios that are, effective May 1, 2013, open and available to new premiums and transfers under your Contract along with each portfolio’s investment adviser/subadviser and investment objective.
Please refer to the funds prospectuses for more detailed information. Fund prospectuses may be obtained free of charge from our Customer Service Center at P.O. Box 9271, Des Moines, Iowa 50306-9271 or call (800) 366-0066, or access the
SEC’s website (http://www.sec.gov), or by contacting the SEC Public Reference Room at (202) 942-8090 or call (800)

X.124963-13GW	Page 1 of 3	May 2013

SEC-0330. You may obtain copies of reports and other information about the separate account and the funds, after paying a duplicating fee, by sending an email request to publicinfo@sec.gov or by writing to the SEC Public Reference Room, 100
F Street, N.E., Room 1580, Washington, D.C. 20549-0102. If you received a summary prospectus for any of the funds available through your contract, you may also obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the fund’s summary prospectus.

Fund Name and Investment Adviser/Subadviser		Investment Objective
ING Index Plus LargeCap Portfolio		Seeks to outperform the total return performance of the S&P
500® Index, while maintaining a market level of risk.
Investment Adviser: ING Investments, LLC
Investment Subadviser: ING Investment Management
Co., LLC

ING Index Plus MidCap Portfolio		Seeks to outperform the total return performance of the Standard and Poor’s MidCap 400 Index, while maintaining a market level
Investment Adviser: ING Investments, LLC		of risk.
Investment Subadviser: ING Investment Management
Co., LLC

ING Index Plus SmallCap Portfolio		Seeks to outperform the total return performance of the Standard and Poor’s SmallCap 600 Index, while maintaining a market
Investment Adviser: ING Investments, LLC		level of risk.
Investment Subadviser: ING Investment Management
Co., LLC

ING Intermediate Bond Portfolio		Seeks to maximize total return consistent with reasonable risk.
The Portfolio seeks its objective through investments in a
Investment Adviser: ING Investments, LLC		diversified portfolio consisting primarily of debt securities. It is
Investment Subadviser: ING Investment Management		anticipated that capital appreciation and investment income will
Co. LLC		both be major factors in achieving total return.

ING International Index Portfolio		Seeks investment results (before fees and expenses) that
correspond to the total return of a widely accepted International
Investment Adviser: ING Investments, LLC		Index.
Investment Subadviser: ING Investment Management
Co. LLC

ING Invesco Equity and Income Portfolio		Seeks total return, consisting of long-term capital appreciation and current income.
Investment Adviser: Directed Services LLC
Investment Subadviser: Invesco Advisers, Inc.

ING Limited Maturity Bond Portfolio		Seeks highest current income consistent with low risk to
principal and liquidity and secondarily, seeks to enhance its total
Investment Adviser: Directed Services LLC		return through capital appreciation when market factors, such as
Investment Subadviser: ING Investment Management		falling interest rates and rising bond prices, indicate that capital
Co. LLC		appreciation may be available without significant risk to
principal.
ING Liquid Assets Portfolio		Seeks a high level of current income consistent with the
preservation of capital and liquidity.
Investment Adviser: Directed Services LLC
Investment Subadviser: ING Investment Management
Co. LLC

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Fund Name and Investment Adviser/Subadviser	Investment Objective
ING MFS Total Return Portfolio	Seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent
Investment Adviser: Directed Services LLC	employment of capital. Secondarily seeks reasonable
Investment Subadviser: Massachusetts Financial	opportunity for growth of capital and income.
Services Company

ING T. Rowe Price Capital Appreciation Portfolio	Seeks, over the long-term, a high total investment return,
consistent with the preservation of capital and prudent
Investment Adviser: Directed Services LLC	investment risk.
Investment Subadviser: T. Rowe Price Associates, Inc.

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